UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 6, 2024

INFINT ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41079	98-1602649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Broadway, Suite 401 New York, NY	10004
(Address of principal executive offices)	(Zip Code)

(212) 287-5010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary shares and one-half of one Warrant	IFIN.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	IFIN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 9, 2024 INFINT Acquisition Corporation (the “Company”) announced that, in connection with a proposed business combination (the “Business Combination”) between the Company, FINTECH Merger Sub Corp., a Cayman Islands exempted company and a wholly owned subsidiary of the Company (“Merger Sub”) and Seamless Group Inc., a Cayman Islands exempted company (“Seamless”), it intends to voluntarily delist its units and Class A ordinary shares from the NYSE American LLC (“NYSE American”), subject to the closing of the Business Combination.

The Company’s decision to voluntarily delist its units and Class A ordinary shares from the NYSE American is due to the fact that upon the consummation of the Business Combination, the Company will change its corporate name to “CURRENC Group Inc.” (“Currenc”), and Currenc’s ordinary shares are expected to be traded on the Nasdaq Stock Market LLC (“Nasdaq”), subject to the closing of the Business Combination.

Trading of Currenc’s ordinary shares is currently expected to begin trading on Nasdaq at market open on or about August 21, 2024 under the symbol “CURR” following the consummation of the Business Combination. The last day of trading of the Company’s securities on NYSE American is expected to be on or about August 20, 2024. The delisting from NYSE American and the listing on Nasdaq are subject to the closing of the Business Combination.

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 6, 2024, the Company held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) in connection with the Business Combination as described in the final prospectus/proxy statement filed by the Company with the U.S. Securities and Exchange Commission on July 12, 2024 (the “Proxy Statement”). Present at the Extraordinary General Meeting were holders of 8,680,626 of the Company’s Class A and Class B ordinary shares (the “Ordinary Shares”) virtually or by proxy, representing 82.047% of the voting power of the Ordinary Shares as of June 18, 2024, the record date for the Extraordinary General Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 10,580,104 Ordinary Shares issued and outstanding.

At the Extraordinary General Meeting, the Company’s shareholders approved the Business Combination Proposal, the Articles Amendment Proposal, the Share Issuance Proposal, the Incentive Plan Proposal, and the Governing Documents Proposals, in each case as defined and described in greater detail in the Proxy Statement. The Adjournment Proposal, as defined and described in greater detail in the Proxy Statement, was not presented to the Company’s shareholders as the Business Combination Proposal, the Articles Amendment Proposal, the Share Issuance Proposal, the Incentive Plan Proposal, and the Governing Documents Proposals each received a sufficient number of votes for approval.

Set forth below are the final voting results for all the proposals presented at the Extraordinary General Meeting:

The Business Combination Proposal

The proposal to approve the Business Combination Agreement (as defined in the Proxy Statement) and the transactions contemplated thereby was approved. The voting results were as follows:

For	Against	Abstentions
8,680,026	0	0

The Articles Amendment Proposal

The proposal to approve and adopt (1) the name change from INFINT Acquisition Corporation to CURRENC Group Inc. and (2) the proposed memorandum and articles of association to replace the current memorandum and articles of association, which is in substantially the form attached to the Proxy Statement as Annex B, was approved. The voting results were as follows:

For	Against	Abstentions
8,252,981	0	427,645

The Share Issuance Proposal

The proposal to approve, for the purposes of complying with the applicable listing rules of New York Stock Exchange, the issuance of 40,000,000 New Seamless (as defined in the Proxy Statement) ordinary shares to the shareholders of Seamless pursuant to the terms of the Business Combination Agreement was approved. The voting results were as follows:

For	Against	Abstentions
8,252,981	0	427,645

The Incentive Plan Proposal

The proposal to approve and adopt the New Seamless Incentive Plan (as defined in the Proxy Statement) in substantially the form attached to the Proxy Statement as Annex C was approved. The voting results were as follows:

For	Against	Abstentions
8,213,566	39,415	427,645

The Advisory Governance Proposals

The proposals to approve and adopt certain governance provisions contained in the amended memorandum and articles of association, being presented in accordance with the requirements of the U.S. Securities and Exchange Commission, in substantially the form attached to the Proxy Statement as Annex B, which were presented as five sub-proposals, were approved. The voting results were as follows:

Sub-proposal (a) - Authorized Share Capital

For	Against	Abstentions
8,252,981	0	427,645

Sub-proposal (b) - Election/Removal of Directors

For	Against	Abstentions
8,103,469	149,512	427,645

Sub-proposal (c) - Amendment to Articles of Association

For	Against	Abstentions
8,252,981	0	427,645

Sub-proposal (d) - Quorum

For	Against	Abstentions
8,252,981	0	427,645

Sub-proposal (e) - Exclusive Forum

For	Against	Abstentions
8,103,469	149,512	427,645

Item 7.01 Regulation FD Disclosure

The information set forth in the Item 3.01 above is incorporated into this Item 7.01 by reference. A copy of the press release issued by the Company announcing the voluntary delisting from the NYSE American is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing Exhibit 99.1 is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibits 99.1.

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of U.S. federal securities laws with respect to the proposed transaction between the Company and Seamless, including statements regarding the benefits of the transaction, the anticipated benefits of the transaction, the Company’s or Seamless’ expectations concerning the outlook for Currenc’s business, productivity, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are their managements’ current predictions, projections and other statements about future events that are based on current expectations and assumptions available to the Company and Seamless, and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed transaction may not be completed within the prescribed time frame, which may adversely affect the price of the Company’s securities, (ii) the risk that investors of Seamless may not receive the same benefits as an investor in an underwritten public offering, (iii) the risk that Currenc’s securities may experience a material price decline after the proposed transaction, (iv) the risk of product liability or regulatory lawsuits or proceedings relating to Seamless’ business; (v) a reduction of trust account proceeds and the per share redemption amount received by shareholders as a result of third-party claims, (vi) the risk that the transaction may not be completed by the Company’s business combination deadline and an extension period, (vii) the ability of Currenc to get approval for listing of its ordinary shares and comply with the continued listing standards of the Nasdaq, (viii) the failure to satisfy the conditions to the consummation of the transaction, certain of which may be outside of the Company or Seamless’ control, (ix) the ability to attract new partners, merchants and users and retain existing partners, merchants and users in order to continue to expand, (x) Currenc’ ability to integrate its services with a variety of operating systems, networks and devices; (ix) the ability of Currenc to fund its capital requirements through additional debt and equity financing under commercially reasonable terms and the risk of shareholding dilution as a result of additional capital raising, if applicable, (x) the risk of cyber security or foreign exchange losses, (xi) the risk that Currenc is unable to secure or protect its intellectual property; and (xii) failure to maintain an effective system of internal control over financial reporting and to accurately and timely report Currenc’s financial condition, results of operations or cash flows.

The foregoing list of factors is not exhaustive. Forward-looking statements are not guarantees of future performance. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form S-4 filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”), the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 27, 2024, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and all forward-looking statements in this document are qualified by these cautionary statements. The Company assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that either the Company or Currenc will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by the Company or Currenc or any other person that the events or circumstances described in such statement are material.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated August 9, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINT ACQUISITION CORPORATION

By:	/s/ Alexander Edgarov
Name:	Alexander Edgarov
Title:	Chief Executive Officer

Date: August 9, 2024